ETFMG TRAVEL TECH ETF Trading Symbol: AWAY Listed on NYSE Arca, Inc. Summary Prospectus January 31, 2023 www.etfmgfunds.com
Before you invest, you may want to review the ETFMG Travel Tech ETF (the “Fund”) prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated January 31, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://etfmg.com/funds/away/. You can also get this information at no cost by calling 1-844-ETFMGRS (383-6477) or by sending an e-mail request to info@etfmg.com.
Investment Objective
The ETFMG Travel Tech ETF seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Prime Travel Technology Index NTR (the “Index”).
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.01%
Dividend and Interest Expense	0.01%
Total Annual Fund Operating Expenses	0.76%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not take into account the brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$78	$243	$422	$942
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2022, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a “passive” or indexing approach to try to achieve its investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued other than those indicated in the Index.
The Fund will use a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.
The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index. The Fund may also invest in other investment companies that principally invest in the types of instruments allowed by the investment strategies of the Fund.
The Fund may lend its portfolio securities to brokers, dealers, and other financial organizations. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). By lending its securities, the Fund may increase its income by receiving payments from the borrower.
Prime Travel Technology Index NTR
The Index tracks the performance of globally exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that are engaged in “Travel Technology Business” which is defined as providing technology, via the internet and internet-connected devices such as mobile phones, to facilitate the following activities: travel bookings and reservations, ride sharing and hailing, travel price comparison, and travel advice. Companies with products and services that are primarily engaged in any of the categories of Travel Technology Business are collectively called “Travel Technology Companies.”
The companies included in the Index are identified by Prime Indexes (the “Index Provider”). The Index Provider determines whether a company is a Travel Technology Company based on its assessment of: i) descriptions of a company’s primary business activities in its regulatory filings (e.g., annual reports, financial statements and other public filings), investor presentations, as well as third-party industry research, reports, and analyses; and ii) if a company derives more than 50% of its revenue from Travel Technology Business. The Index Provider screens candidate companies for the Travel Technology Index for investability based on i) must be an equity security of an operating company or an ADR of an operating company; ii) must have a minimum market capitalization of $150 million; iii) must have an average daily trading volume of $250,000 or greater; and iv) must be on an exchange in a country that does not employ restrictions on foreign capital investment.
The Index has a quarterly review in March, June, September, and December of each year upon which the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the two Thursdays before the second Friday of each March, June, September, and December (or the next business day if this is a non-business day) (also known as the “Selection Day”). Component changes are implemented as of the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day.
At the time of each reconstitution, the companies in the Index are weighted using a proprietary weighting methodology (the “Methodology”) that weights the securities based on market capitalization and average daily value traded. The larger and more frequently traded companies, based on the Methodology, will receive a higher score compared to smaller and less frequently traded companies. As of January 10, 2022, the Index had 32 constituents.
The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG (the “Calculation Agent”). The Index Provider is independent of the Calculation Agent, the Fund, and the Fund’s investment adviser.
The Fund rebalances its portfolio in accordance with its Index, and, therefore, any changes to the Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.
Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.
The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.
Industry Concentration: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.
Principal Risks
As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Technology Companies Risk: Companies in the technology field, including companies in the computers, telecommunications and electronics industries, face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
The remaining risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.
Concentration Risk: The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. To the extent the Fund invests more heavily in particular industries, groups of industries, or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries, groups of industries, or sectors of the economy, and the value of Fund shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries or sectors.
Equity Market Risk: The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests such as political, market and economic developments, as well as events that impact specific issuers. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.
ETF Risks:
Absence of an Active Market: Although the Fund’s shares are approved for listing on the NYSE Arca, Inc. (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.
Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Cash Transactions: The Fund may effect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. In addition, the costs imposed on the Fund will decrease the Fund’s NAV unless the costs are offset by a transaction fee payable by an AP.
Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.
Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.
Market Trading: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.
Trading Issues: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.
Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Because securities held by the Fund trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.
Depositary Receipts Risk: The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.
Foreign Market and Trading Risk: The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.
Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.
Political and Economic Risk: The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.
Privatization Risk: Several foreign countries in which the Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.
Geographic Concentration Risk: To the extent the Fund invests a significant portion of its assets, directly or indirectly, in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.
Risks Related to Investing in Western Europe: Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.
The risk of investing in Europe may be heightened due to steps taken by the United Kingdom (“UK”) to exit the EU. On January 31, 2020, the UK officially withdrew from the EU and entered a transition period, which ended on December 31, 2020. On December 30, 2020, the EU and the UK signed the EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU’s and the UK’s relationship following the end of the transition period. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post transition framework. The impact on the UK and European economies and the broader global economy could be significant, resulting in increased volatility and illiquidity, currency fluctuations, impacts on arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise), and in potentially lower growth for companies in the UK, Europe and globally, which could have an adverse effect on the value of the Fund’s investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. These events and the resulting market volatility may have an adverse effect on the performance of the Fund.

The risk of investments in Europe may be heightened due to Russia’s military invasion of Ukraine in February 2022. Various countries, including the United States, as well as NATO and the European Union, issued broad-ranging economic sanctions against Russia and Belarus. The resulting responses to the military actions (and potential further sanctions in response to continued military activity), the potential for military escalation and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity and overall uncertainty. The negative impacts may be particularly acute in certain sectors including, but not limited to, energy and financials. Russia may take additional counter measures or retaliatory actions (including cyberattacks), which could exacerbate negative consequences on global financial markets. The duration of ongoing hostilities and corresponding sanctions and related events cannot be predicted. The foregoing may result in a negative impact on Fund performance and the value of an investment in the Fund, even beyond any direct investment exposure the Fund may have to Russian issuers or the adjoining geographic regions.
Management Risk: While the Fund is not actively managed, the Fund is subject to the risks associated with decisions made by the Fund’s investment adviser if the Fund utilizes a representative sampling strategy or to the extent the Fund’s investment adviser makes decisions regarding the investment of collateral from securities on loan.
Models and Data Risk: The Index relies heavily on proprietary models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions by the Index made in reliance thereon expose the Fund to potential risks as the Fund tracks the Index.
Natural Disaster/Epidemic Risk: Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.
Other Investment Companies Risk: The Fund will incur higher and duplicative expenses when it invests in other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.
Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Fund’s investment adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.
Sector Risk: To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
Securities Lending Risk: The Fund may engage in securities lending. The Fund may lose money if the borrower of the loaned securities delays returning in a timely manner or fails to return the loaned securities. Securities lending involves the risk that the Fund could lose money in the event of a decline in the value of collateral provided for loaned securities. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from a borrower. To the extent that the value or return of the Fund’s investment of the cash collateral declines below the amount owed to the borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
Smaller Companies Risk: The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also are often traded in the over-the-counter market and tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.
Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index. In addition, in order to minimize the market impact of an Index rebalance, the Fund may begin trading to effect the rebalance in advance of the effective date of the rebalance and continue trading after the effective date of the rebalance, which may contribute to tracking error.
Performance Information
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund. The table shows how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.etfmg.com.
Calendar Year Total Returns as of December 31,
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 20.07% (quarter ended March 31, 2021) and the Fund’s lowest return for a calendar quarter was -26.24% quarter ended June 30, 2022).

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	Since Inception 2/12/2020
ETFMG Travel Tech ETF
Return Before Taxes	-32.21%	-13.25%
Return After Taxes on Distributions	-32.21%	-13.25%
Return After Taxes on Distributions and Sale of Fund Shares	-19.07%	-9.76%
Prime Travel Technology Index GTR (reflects no deduction for fees, expenses or taxes)	-32.31%	-13.40%
Prime Travel Technology Index NTR (reflects no deduction for fees, expenses or taxes)	-32.31%	-13.41%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	-18.11%	6.24%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
Investment Adviser
ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.
Portfolio Managers
Samuel R. Masucci, III, Chief Executive Officer of the Adviser, and Frank Vallario, Chief Investment Officer of the Adviser, have been the Fund’s portfolio managers since the Fund’s inception in 2020.
Purchase and Sale of Fund Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.etfmg.com.
Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
Tax Information
The distributions made by the Fund generally are taxable to its shareholders, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such an IRA or other tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of the Fund’s shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.